                                                                   EXHIBIT 10.13

                              AMENDED AND RESTATED

                      HEALTH CARE PROPERTY INVESTORS, INC.

                            EXECUTIVE RETIREMENT PLAN

                 AMENDED AND RESTATED EXECUTIVE RETIREMENT PLAN
                 ----------------------------------------------

                                    PREAMBLE
                                    --------

         The principal objective of this Amended and Restated Executive

Retirement Plan is to ensure the payment of a competitive level of retirement income in order to attract, retain, and motivate selected executives. The Plan is designed to provide a benefit which, when added to other retirement income of the executive, shall meet the objective described above. Eligibility for participation in the Plan shall be limited to executives selected by a committee of the Board of Directors. This Plan amends and restates the

Company's Executive Retirement Plan which became effective on May 1, 1988 and was previously twice amended, effective as of January 1, 1993 and May 1, 2000.

As amended and restated, this Plan shall become effective on November 30, 2001.

                                  SECTION 1
                                  ---------

                                 DEFINITIONS
                                 -----------

1.1     "Accrued Benefit" means, as of any determination date, (i) in the case
---
of a Participant who has not attained age 65 or the date of the determination,

the Participant's retirement benefit to begin at his Normal Retirement Date and

(ii) in the case of a Participant who has attained age 65 as of the date of the determination, the Participant's benefit to be begin as of the date of the determination; determined pursuant to Section 3.1 or Section 3.4, respectively,

and based on the Participant's Final Average Earnings and Years of Service as

of the Participant's Normal Retirement Date, or date of the determination, as the case may be.

1.2     "Change in Control" means a "Change in Control" of the Company, as
---
"Change in Control" is defined in the Company's Employment Agreement with the

Company's Chief Executive Officer, as such definition may be amended from time to time.

1.3     "Committee" means the Compensation Committee of the Board of Directors
---
of the Company, which the Board of Directors has given authority to administer this Plan.

1.4     "Company" means Health Care Property Investors, Inc.
---

1.5     "Disability" means any termination from the Company's employment during
---

the life of a Participant and prior to age 65 by reason of a Participant's total and permanent disability, as determined by the Committee, in its sole and absolute discretion. A Participant, who makes application for and qualifies for disability benefits under the Company's disability plan or under any similar plan provided by the Company, as now in effect or as hereinafter amended (the

"LTD Plans"), shall qualify for Disability under this Plan, unless the committee determines that the Participant is not totally and permanently disabled. A Participant who fails to qualify for disability benefits under the

LTD Plans (whether or not the Participant makes application for disability benefits thereunder) shall not be deemed to be totally and permanently disabled under this Plan, unless the Committee otherwise determines, based upon the opinion of a qualified physician or medical clinic selected by the Committee to the effect that a condition of total and permanent disability exists.

1.6     "Earnings" means total annual cash compensation, including base
---
salary, annual incentive awards, and deferred compensation. Specifically excluded from "Earnings" shall be the value of stock grants (and dividends therefrom), stock options, automobile allowances and any severance benefits or any payments triggered by a change in control (as defined in the applicable plan, agreement or other document) of the Company. A Participant's "Annual

Earnings" shall consist of the base salary paid to the Participant during any fiscal year of the Company, any bonuses payable to the Participant with respect to such year, determined on the accrual method, and any compensation which the Participant deferred with respect to such year pursuant to the terms of any qualified or non-qualified retirement or deferred compensation plan of the Company.

1.7     "Final Average Earnings" means, with respect to any Participant, the
---
average of the Participant's three highest, not necessarily consecutive, Annual

Earnings.

1.8     "Participant" means an employee of the Company designated as a
---
Participant by the Committee. An employee shall become a Participant in the

Plan as of the date he or she is individually selected by, and specifically named in the resolutions of, the Committee to be included in the Plan.

1.9     "Plan" means the Company's Amended and Restated Executive Retirement
---
Plan.

1.10    "Retirement" means the termination of a Participant's employment with
----
the Company on one of the retirement dates specified in Section 2.1.

1.11    "Service" means a Participant's total years of employment with the
----
Company from date of hire to date of termination of employment, including employment with National Medical Enterprises, Inc., immediately preceding employment with the Company.

1.12    "Surviving Spouse" means (i) in the case of a Participant who retires
----
from the Company's employment, the spouse of a Participant who is legally married to the Participant on the date of the Participant's Retirement and (ii)

in the case of a Participant who dies while employed by the Company, the spouse of a Participant who is legally married to the Participant on the date of the

Participant's death.

1.13    "Trust," "Trust Agreement," "Trust Fund" and "Trustee" have the
----
meanings set forth in Section 6.

1.14    "Years of Service" shall be the number of full and partial years of
----
Service, with proration for any partial Year of Service based on the number of completed months of Service in such year.

1.15    Where appearing in the Plan, the masculine gender shall be deemed to
----
include the feminine gender, and the singular may include the plural, unless the context clearly indicates the contrary.

                                  SECTION 2
                                  ---------

                           ELIGIBILITY FOR BENEFITS
                           ------------------------

2.1     Each Participant is eligible to retire and receive a benefit under this
---
Plan beginning on one of the following dates:

(a)     "Normal Retirement Date," which is the first day of the month following the month in which the Participant reaches age 65 and has completed 5

        Years of Service.

(b)     "Early Retirement Date," which is the first day of any month following the month in which the Participant reaches age 55 and has completed 5

        Years of Service.

(c)     "Postponed Retirement Date," which is the first day of the month following the Participant's Normal Retirement Date in which the

        Participant terminates employment with the Company.

2.2     Except as otherwise provided in the Plan, no benefits are payable
---
hereunder unless the Participant retires on an Early Retirement, Normal

Retirement or Postponed Retirement Date.

2.3     If any Participant entitled to a benefit under this Plan is discharged
---
for cause, or enters into competition with the Company, or interferes with the relations between the Company and any person, firm or entity with whom the company does business or engages in any activity that would result in any decrease or loss by the Company, the rights of such Participant to a benefit under this Plan, including the rights of a Surviving Spouse to a benefit, shall be forfeited, unless the Committee determines that such activity is not detrimental to the best interests of the Company. However, if the individual ceases such activity and notifies the Committee of this action, then the

Participant's right to receive a benefit, and any right of a Surviving Spouse to a benefit, may be restored within 60 days of said notification, unless the

Committee at its sole discretion determines that the prior activity has caused serious injury to the Company, which determination shall be final and conclusive.

                                  SECTION 3
                                  ---------

                     AMOUNT AND FORM OF RETIREMENT BENEFIT
                     -------------------------------------

3.1     The annual retirement benefit payable to a Participant for his lifetime
---
at a Normal Retirement Date under the Plan shall be equal to 30% of Final

Average Earnings plus 4% of Final Average Earnings times Years of Service after age 60 to a maximum of 5 years.

3.2     The annual benefit payable to a Participant for his lifetime at an
---
Early Retirement Date shall be equal to the benefit determined in Section 3.1 multiplied by the following factors according to the Years of Service of the

Participant on Early Retirement Date and the age of the Participant on the date the benefit begins:

         Service Reduction Factor                                        Age Reduction Factor
----------------------------------------------------       ----------------------------------------------
  Completed Years of Service
      and Under Age 60                     Factor           Age When Benefit Begins             Factor*
------------------------------       ---------------       -------------------------        --------------
             4                                0%

             5                               50                         60                          75%
             6                               60                         61                          80
             7                               70                         62                          85
             8                               80                         63                          90
             9                               90                         64                          95
        10 or more                          100                         65                         100

                                     * .417% for each month between whole ages.

  Completed Years of Service
      and Age 60 and Over                  Factor
------------------------------       ------------------
             4                                0%
             5 or more                      100%

3.3     The annual benefit payable to a Participant for his lifetime at a
---
Postponed Retirement Date shall be equal to 30% of Final Average Earnings plus

4% of Final Average Earnings times Years of Service after age 60.

3.4     The benefit determined under this Plan shall be payable in the form of
---
an annuity for the Participant and his spouse (if any), as provided below, or in any other form approved by the Committee and elected by the Participant.

                                  SECTION 4
                                  ---------

                       PAYMENT OF RETIREMENT BENEFITS
                       ------------------------------

4.1     Benefits payable in accordance with Section 3 shall begin on
---
the Participant's date of Retirement or, in the case of Early Retirement, on the first day of any month following the Participant's Early Retirement Date but not later than his Normal Retirement Date, as the Participant may elect.

Benefits shall continue to be paid on the first day of each succeeding month.

The last payment shall be on the later of the first day of the month in which the retired Participant dies or, if the Participant has a Surviving Spouse, the first day of the month in which the Surviving Spouse dies, unless the

Participant elects another form of benefit in accordance with Section 3.4.

4.2     Any Participant who is under Disability upon reaching his Normal
---
Retirement Date shall be paid his retirement benefit under Section 3.1. Upon a

Participant's Disability while an employee of the Company, the Participant shall continue to accrue Years of Service during his Disability to the maximum amount permitted by Section 3.1 until the earliest of (a) his recovery from

Disability, (b) his 65th birthday or (c) his death. For the purpose of determining the Participant's benefit hereunder, the Participant's Final

Average Earnings shall be determined on the basis of his Earnings up to the date of Disability.

                                  SECTION 5
                                  ---------

                           DEATH BENEFITS PAYABLE
                           ----------------------

5.1     If a Participant should die before or after the Participant's
---
Retirement and has a Surviving Spouse, the Surviving Spouse shall receive an annual benefit for her lifetime equal to 50% of the amount of the Participant's retirement benefit determined in accordance with Section 3.

5.2     A Surviving Spouse's benefits shall be payable monthly, and shall begin
---
on the first day of the month following the month in which the Participant dies.  The last payment shall be on the first day of the month in which the

Surviving Spouse dies.

                                  SECTION 6
                                  ---------

                     ESTABLISHMENT AND FUNDING OF TRUST
                     ----------------------------------

6.1     If a Participant so elects, upon a Participant's Retirement, and in
---
any event, immediately prior to a Change in Control, the Company shall establish a Trust as a part of the Plan in order to implement and carry out the provisions of the Plan and to finance the benefits under the Plan. The Company shall establish the Trust by entering into a Trust Agreement with a Trustee selected by the Committee. The Trust shall be an irrevocable grantor Trust within the meaning of sections 671
through 679 of the Internal Revenue Code of 1986, as amended, and the Company shall be treated as the owner of the Trust for income tax purposes. It is intended that the Trust shall be in such form as may be necessary for the Plan to be deemed unfunded for purposes of the Employee Retirement Income Security

Act of 1974, as amended.

6.2     The Trustee of the Trust shall maintain a Trust Fund. The
---
administration and management of the Trust Fund shall be set forth in the Trust

Agreement, the terms of which shall be consistent with the provisions of this

Plan. Nothing in the Trust Agreement shall impair the rights of a Participant nor shall the agreement limit the obligations of the Company under this Plan.

6.3     Upon a Participant's Retirement, if a Participant has elected to have
---
the Company establish a Trust under Section 6.1, and in any event, immediately prior to a Change in Control, the Company shall make a contribution of cash to the Trust in an amount which is equal to the present value of the Accrued

Benefits of all Participants, as determined by the Committee as of the date of the Participant's Retirement or Change in Control, as the case may be. Annually thereafter, commencing on the last day of the first fiscal year ending after the date of the Participant's Retirement or Change in Control, as the case may be, the Company shall make additional contributions to the Trust as the

Committee shall determine are necessary in order to continue to fully fund the

Accrued Benefits of all Participants as of such date.

6.4     In the event of the establishment and funding of a Trust under Section
---
6.1, all benefits payable to a Participant after the date of the establishment of the Trust shall be paid from the Trust Fund. To the extent the Trust Fund is insufficient to pay all required benefits under the Plan, payment of benefits shall be made from the general assets of the Company. Upon the satisfaction of all of the Plan's liabilities to all Participants and their Surviving Spouses,

any assets remaining the Trust shall be returned to the Company.

                                  SECTION 7
                                  ---------

                                MISCELLANEOUS
                                -------------

7.1     The Committee may, at its sole discretion, terminate, suspend, or amend
---
this Plan at any time or from time to time, in whole or in part. However, no amendment or suspension of the Plan shall affect a Participant's right to receive an Accrued Benefit, or a retired Participant's or Surviving Spouse's right to continue to receive a benefit in accordance with this Plan.

7.2     Nothing contained herein shall confer upon any Participant the right to
---
be retained in the service of the Company, nor shall it interfere with the

Company's right to discharge or otherwise deal with Participants without regard to the existence of this Plan.

7.3     To the maximum extent permitted by law, no benefit under this Plan
---
shall be assignable or subject to any manner to alienation, sale, transfer,

claims of creditors, pledge, attachment, or encumbrances of any kind.

7.4     The Committee may adopt rules and regulations to assist it in
---
administering the Plan.

7.5     Each Participant shall receive a copy of this Plan, and the Committee
---
shall make available for inspection by any Participant a copy of the rules and regulations used by the Committee in administering the Plan.

7.6     This Plan is established under and shall be construed according to the
---
Employee Retirement Income Security Act of 1974, as amended.